Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: May 22, 2017

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:     Warburg Pincus Partners, L.P., its general partner
By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By:     Warburg Pincus X, L.P., its general partner
By:     Warburg Pincus X GP L.P., its general partner
By:     WPP GP LLC, its general partner
By:     Warburg Pincus Partners, L.P., its managing member
By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X, L.P.

By:     Warburg Pincus X GP L.P., its general partner
By:     WPP GP LLC, its general partner
By:     Warburg Pincus Partners, L.P., its managing member
By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X GP L.P.

By:     WPP GP LLC, its general partner
By:     Warburg Pincus Partners, L.P., its managing member
By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WPP GP LLC

By:     Warburg Pincus Partners, L.P., its managing member
By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By:     Warburg Pincus Partners GP LLC, its general partner
By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By:     Warburg Pincus & Co., its managing member

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS LLC

By:		Date:	May 22, 2017
Name: Robert B. Knauss
Title: Managing Director

CHARLES R. KAYE

By:		Date:	May 22, 2017
Name: Charles R. Kaye
Title: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY

By:		Date:	May 22, 2017
Name: Joseph P. Landy
Title: Robert B. Knauss, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the SEC on July 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus LLC with respect to WEX, Inc. and is hereby incorporated by reference.

SCHEDULE A

Set forth below is the name, position and present principal occupation of each of the general partners of Warburg Pincus & Co. (“WP”) and members of Warburg Pincus LLC (including its subsidiaries, “WP LLC”).  Except as otherwise indicated, the business address of each of such persons is 450 Lexington Avenue, New York, New York  10017, and each of such persons is a citizen of the United States.

GENERAL PARTNERS OF WP

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP, AND POSITIONS WITH THE REPORTING ENTITIES
Gregory C. Baecher	Partner of WP; Member and Managing Director of WP LLC
Mark Begor	Partner of WP; Member and Managing Director of WP LLC
Alexander Berzofsky	Partner of WP; Member and Managing Director of WP LLC
Damon Beyer	Partner of WP; Member and Managing Director of WP LLC
Anthony Robert Buonanno	Partner of WP; Member and Managing Director of WP LLC
Thomas Carella	Partner of WP; Member and Managing Director of WP LLC
Mark M. Colodny	Partner of WP; Member and Managing Director of WP LLC
Cary J. Davis	Partner of WP; Member and Managing Director of WP LLC
Joseph Gagnon	Partner of WP; Member and Managing Director of WP LLC
Timothy F. Geithner	Partner of WP; Member, Managing Director and President of WP LLC
Stephanie Geveda	Partner of WP; Member and Managing Director of WP LLC
Steven G. Glenn	Partner of WP; Member and Managing Director of WP LLC
Jeffrey Goldfaden	Partner of WP; Member and Managing Director of WP LLC
Michael Graff	Partner of WP; Member and Managing Director of WP LLC
Christopher Gunther	Partner of WP; Member and Managing Director of WP LLC
Patrick T. Hackett	Partner of WP; Member and Managing Director of WP LLC
Fred Hassan	Partner of WP; Member and Managing Director of WP LLC
William Blake Holden	Partner of WP; Member and Managing Director of WP LLC
Edward Y. Huang	Partner of WP; Member and Managing Director of WP LLC
In Seon Hwang	Partner of WP; Member and Managing Director of WP LLC
Peter R. Kagan	Partner of WP; Member and Managing Director of WP LLC
Charles R. Kaye	Managing General Partner of WP; Managing Member and Co-Chief Executive Officer of WP LLC
Robert B. Knauss	Partner of WP; Member and Managing Director of WP LLC
David B. Krieger	Partner of WP; Member and Managing Director of WP LLC
Rajveer Kushwaha	Partner of WP; Member and Managing Director of WP LLC
Joseph P. Landy	Managing General Partner of WP; Managing Member and Co-Chief Executive Officer of WP LLC
James Levy	Partner of WP; Member and Managing Director of WP LLC
Frank Marinaro	Partner of WP; Member and Managing Director of WP LLC
Harsha Marti	Partner of WP; Member and Managing Director of WP LLC
Michael Martin	Partner of WP; Member and Managing Director of WP LLC
Vishnu Menon	Partner of WP; Member and Managing Director of WP LLC
James Neary	Partner of WP; Member and Managing Director of WP LLC
Jeffrey Perlman	Partner of WP; Member and Managing Director of WP LLC
Chandler Reedy	Partner of WP; Member and Managing Director of WP LLC
Annette Rodriguez-Ferrer	Partner of WP; Member and Managing Director of WP LLC
John Rowan	Partner of WP; Member and Managing Director of WP LLC
Justin L. Sadrian	Partner of WP; Member and Managing Director of WP LLC
Adarsh Sarma	Partner of WP; Member and Managing Director of WP LLC
John W. Shearburn	Partner of WP; Member and Managing Director of WP LLC
Ashutosh Somani	Partner of WP; Member and Managing Director of WP LLC
David Sreter	Partner of WP; Member and Managing Director of WP LLC
Christopher H. Turner	Partner of WP; Member and Managing Director of WP LLC
James W. Wilson	Partner of WP; Member and Managing Director of WP LLC
Daniel Zamlong	Partner of WP; Member and Managing Director of WP LLC
Daniel Zilberman	Partner of WP; Member and Managing Director of WP LLC
WP & Co. Partners, L.P.*
Warburg Pincus Principal Partnership, L.P.**

*              New York limited partnership; primary activity is ownership interest in WP

**           Delaware limited partnership; primary activity is ownership interest in WP

MEMBERS OF WP LLC

NAME	PRESENT PRINCIPAL OCCUPATION IN ADDITION TO POSITION WITH WP LLC, AND POSITIONS WITH THE REPORTING ENTITIES
Saurabh Agarwal (1)	Member and Managing Director of WP LLC
Jonas Agesand (2)	Member and Managing Director of WP LLC
Gregory C. Baecher	Member and Managing Director of WP LLC; Partner of WP
Mark Begor	Member and Managing Director of WP LLC; Partner of WP
Alexander Berzofsky	Member and Managing Director of WP LLC; Partner of WP
Damon Beyer	Member and Managing Director of WP LLC; Partner of WP
Peder Bratt (3)	Member and Managing Director of WP LLC
Anthony Robert Buonanno	Member and Managing Director of WP LLC; Partner of WP
Thomas Carella	Member and Managing Director of WP LLC; Partner of WP
Michael Chen (4)	Member and Managing Director of WP LLC
Julian Cheng (5)	Member and Managing Director of WP LLC
Mark M. Colodny	Member and Managing Director of WP LLC; Partner of WP
Cary J. Davis	Member and Managing Director of WP LLC; Partner of WP
Yi Ding (4)	Member and Managing Director of WP LLC
Simon Eyers (3)	Member and Managing Director of WP LLC
Min Fang (4)	Member and Managing Director of WP LLC
Max Fowinkel (6)	Member and Managing Director of WP LLC
Joseph Gagnon	Member and Managing Director of WP LLC; Partner of WP
Timothy F. Geithner	Member, Managing Director and President of WP LLC; Partner of WP
Stephanie Geveda	Member and Managing Director of WP LLC; Partner of WP
Steven G. Glenn	Member and Managing Director of WP LLC; Partner of WP
Jeffrey G. Goldfaden	Member and Managing Director of WP LLC; Partner of WP
Michael Graff	Member and Managing Director of WP LLC; Partner of WP
Christopher Gunther	Member and Managing Director of WP LLC; Partner of WP
Patrick T. Hackett	Member and Managing Director of WP LLC; Partner of WP
Fred Hassan	Member and Senior Advisor of WP LLC; Partner of WP
William Blake Holden	Member and Managing Director of WP LLC; Partner of WP
Edward Y. Huang	Member and Managing Director of WP LLC; Partner of WP
In Seon Hwang	Member and Managing Director of WP LLC; Partner of WP
Peter R. Kagan	Member and Managing Director of WP LLC; Partner of WP
Charles R. Kaye	Managing Member and Co-Chief Executive Officer of WP LLC; Managing General Partner of WP
Robert B. Knauss	Member and Managing Director of WP LLC; Partner of WP
David B. Krieger	Member and Managing Director of WP LLC; Partner of WP
Rajveer Kushwaha	Member and Managing Director of WP LLC; Partner of WP
Joseph P. Landy	Managing Member and Co-Chief Executive Officer of WP LLC; Managing General Partner of WP
James Levy	Member and Managing Director of WP LLC; Partner of WP
Vishal Mahadevia	Member and Managing Director of WP LLC
Niten Malhan (1)	Member and Managing Director of WP LLC
Frank Marinaro	Member and Managing Director of WP LLC; Partner of WP
Harsha Marti	Member and Managing Director of WP LLC; Partner of WP
Michael Martin	Member and Managing Director of WP LLC; Partner of WP
Vishnu Menon	Member and Managing Director of WP LLC; Partner of WP
Piero Minardi (7)	Member and Managing Director of WP LLC
Nitin Nayar	Member and Managing Director of WP LLC
James Neary	Member and Managing Director of WP LLC; Partner of WP
Hoi Ying Ng (5)	Member and Managing Director of WP LLC
René Obermann (6)	Member and Managing Director of WP LLC
Narendra Ostawal (1)	Member and Managing Director of WP LLC
Jeffrey Perlman	Member and Managing Director of WP LLC; Partner of WP
Chandler Reedy	Member and Managing Director of WP LLC; Partner of WP
Annette Rodriguez-Ferrer	Member and Managing Director of WP LLC; Partner of WP
John Rowan	Member and Managing Director of WP LLC; Partner of WP
Justin L. Sadrian	Member and Managing Director of WP LLC; Partner of WP
Anish Saraf (1)	Member and Managing Director of WP LLC
Adarsh Sarma	Member and Managing Director of WP LLC; Partner of WP
Viraj Sawhney (1)	Member and Managing Director of WP LLC
John W. Shearburn	Member and Managing Director of WP LLC; Partner of WP
Ashutosh Somani	Member and Managing Director of WP LLC; Partner of WP
David Sreter	Member and Managing Director of WP LLC; Partner of WP
Biddanda N. Thimmaya (1)	Member and Managing Director of WP LLC
Christopher H. Turner	Member and Managing Director of WP LLC; Partner of WP
Somit Varma (1)	Member and Managing Director of WP LLC
Zhen Wei (5)	Member and Managing Director of WP LLC
James W. Wilson	Member and Managing Director of WP LLC; Partner of WP
Bo Xu (4)	Member and Managing Director of WP LLC
Daniel Zamlong	Member and Managing Director of WP LLC; Partner of WP
Langlang Zhou (4)	Member and Managing Director of WP LLC
Daniel Zilberman	Member and Managing Director of WP LLC; Partner of WP

(1)   Citizen of India

(2)   Citizen of Sweden

(3)   Citizen of United Kingdom

(4)   Citizen of China

(5)   Citizen of Hong Kong

(6)   Citizen of Germany

(7)   Citizen of Italy